Pursuant to Rule 497(e)
Registration No. 333-111662

SunAmerica Specialty Series
(the "Trust")

SunAmerica Alternative Strategies Fund
(the "Fund")

Supplement dated June 14, 2013
to the Prospectus dated February 28, 2013,
as amended and supplemented to date

Pelagos Capital Management, LLC ("Pelagos Capital") currently serves as subadviser to the Fund. On June 13, 2013 (the "Effective Date"), Franklin Templeton Institutional LLC ("FTI"), an indirect subsidiary of Franklin Resources, Inc., acquired the remaining equity ownership position in Pelagos Capital from the other principal owners of Pelagos Capital (the "Transaction").

The Transaction and the resulting change in control of Pelagos Capital constituted an "assignment" of the Subadvisory Agreement between SunAmerica and Pelagos Capital with respect to the Fund (the "Prior Subadvisory Agreement"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement terminated upon its assignment. Generally, an assignment requires shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, SunAmerica is permitted, under certain conditions and subject to Board approval, to enter into new subadvisory agreements with subadvisers without obtaining shareholder approval.

On June 4, 2013, the Board of Trustees of the Trust approved a new Subadvisory Agreement between SunAmerica and Pelagos Capital with respect to the Fund (the "New Subadvisory Agreement"), which became effective on the Effective Date. Pelagos Capital does not anticipate any change to the portfolio management team or other key personnel that currently provide services to the Fund as a result of the Transaction. The fees for services payable by SunAmerica to Pelagos Capital under the New Subadvisory Agreement also remain the same. An Information Statement, which will include information about the Transaction and the New Subadvisory Agreement, will be sent to shareholders.

Pelagos Capital also serves as subadviser to the SunAmerica Alternative Strategies Cayman Fund Ltd., a subsidiary wholly owned by the Fund and organized under the laws of the Cayman Islands (the "Subsidiary"). The separate subadvisory agreement between SunAmerica and Pelagos Capital with respect to the Subsidiary also terminated by its terms as a result of the Transaction. The board of directors of the Subsidiary approved a new subadvisory agreement between SunAmerica and Pelagos Capital with respect to the Subsidiary (the "New Subsidiary Agreement"), effective upon the Effective Date. The fees for services payable by SunAmerica to Pelagos Capital under the New Subsidiary Agreement also remain the same.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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